UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

[Missing Graphic Reference]

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2008

COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement.

On October 27, 2008, Commerce Energy Group, Inc. (the “Company”), its wholly-owned subsidiary Commerce Energy, Inc. (“Commerce”) and AP Finance, LLC (“AP Finance”) entered into a Third Amendment to Note and Warrant Purchase Agreement (the “AP Note Third Amendment”).  The AP Note Third Amendment amended the Note and Warrant Purchase Agreement dated August 21, 2008, as amended  (the “Purchase Agreement”) among the Company, Commerce and AP Finance.  Pursuant to the Purchase Agreement, AP Finance previously purchased from the Company and Commerce two senior secured promissory notes in the aggregate principal amount of $22.9 million.  The Company previously disclosed the terms of the Purchase Agreement and the issuance of the two senior secured promissory notes in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2008.

Pursuant to the AP Note Third Amendment, AP Finance agreed to establish a discretionary line of credit of up to $6.0 million.  In consideration of such agreement, the Company and Commerce agreed to pay a fee equal to 5% with respect to advances under the line of credit, provided that if the full amount of such advances is repaid on or before the tenth business day following the funding of such advance, the fee shall be reduced by 2.5%.

On October 27, 2008, the Company and Commerce executed a Discretionary Line of Credit Demand Note (the “Line of Credit Note”) in the principal amount of $6.0 million pursuant to the AP Note Third Amendment and AP Finance advanced to Commerce $3.6 million under the terms of the Line of Credit Note.  The Line of Credit Note is payable in cash on demand, or in the absence of demand, on December 22, 2008, the same maturity date of the senior secured promissory notes issued pursuant to the Purchase Agreement, and bears interest, in arrears, at a rate per annum equal to 12%, compounded monthly.  The Line of Credit Note may be prepaid at any time without penalty.

The obligations of  the Company and Commerce under the Line of Credit Note are secured by substantially all the assets of the Company and Commerce (the “Junior Security Interest”) pursuant to a Security Agreement among the Company, Commerce and AP Finance, dated August 21, 2008 (the “Security Agreement”).  Under the terms of an Intercreditor Agreement dated as of August 21, 2008 (the “Intercreditor Agreement”) among the Company, Commerce, AP Finance, Wachovia Capital Finance Corporation (Western), as agent and a lender under the Company’s senior credit facility (the “Agent”) and the other lenders under the Company’s senior credit facility , the Junior Security Interest is subordinated to the senior security interest which the Company and Commerce previously granted to the Agent and the lenders under the Company’s senior credit facility.

Item 2.01                          Completion of Acquisition or Disposition of Assets.

On October 24, 2008, Commerce completed the sale of all of its electric service contracts with its customers in Texas and certain assets related to these contracts to Ambit Energy, L.P. (“Ambit”), pursuant to the terms and conditions of an Asset Purchase Agreement dated October 23, 2008 by and between Commerce and Ambit.

The initial purchase price paid to Commerce in connection with the transaction is $11.2 million with $8.5 million paid in cash on October 24, 2008, and $2.7 million, to be reduced by customer deposits and adjusted by positive or negative monetary adjustments if the number of active customers transferred deviates by more than 2.5% from 57,588 customers, payable in cash on or before November 24, 2008. In addition, Ambit will assume certain liabilities relating to the assets being sold. Ambit has also agreed to make residual payments to Commerce during a period beginning on the closing date and continuing through December 31, 2010. The residual payments, which are calculated and paid monthly, generally consist of $3.50 for each electric service contract being transferred that has charges invoiced to Ambit that are not past due and are estimated to be approximately $3.6 million.

Commerce and Ambit made customary representations, warranties and covenants in the Purchase Agreement.  Commerce and Ambit agreed to indemnify each other for breaches of representations, warranties and covenants, and each party’s liability with respect to such indemnification obligation is capped at $1.12 million.

In connection with the closing, the parties entered into a transition services agreement and a non-competition agreement.  The transition services agreement covers transition services such as billing, customer service and transaction management services, primarily to be provided by Commerce after the closing for additional consideration.  Pursuant to the non-competition agreement, for a two-year period after the closing, Commerce shall not, and shall ensure that its affiliates do not, compete in the retail electricity business in the State of Texas, or solicit Ambit’s employees, customers or clients in the State of Texas.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 2.1 and  incorporated herein by reference.

Item 2.02                          Results of Operations and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On October 29, 2008, the Company filed with the SEC a Notification of Late Filing on Form 12b-25 (the "Notice") with respect to its Annual Report on Form 10-K (the “Report”) for the fiscal year ended July 31, 2008 (“fiscal 2008”) stating that it would not be able to timely file the Report without unreasonable effort or expense.   The responses set forth in the Notice under Part IV, Question 3 thereof contain information about the Company’s results of operations for fiscal 2008, which information is contained in Exhibit 99.1 to this Form 8-K.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01                           Financial Statements and Exhibits.

(b)            Pro Forma Financial Information

The pro forma financial information related to the disposition described in Item 2.01 above is included for the nine months ended April 30, 2008 and the year ended July 31, 2007, and furnished with this Report as Exhibit 99.2.  The information being furnished in this Item 9.01 (b) and in Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

(c)       Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement dated October 23, 2008 by and between Commerce Energy, Inc. and Ambit Energy, L.P. *
99.1
Information regarding the results of operation for the fiscal year ended July 31, 2008:  the responses to Question 3 to Part IV of Commerce Energy Group, Inc.’s Form 12b-25 filed with the SEC on October 29, 2008 (Commission File No. 001-32239) are incorporated herein by reference.

99.2	Unaudited Pro Forma Financial Information.

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* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation

Date: October 29, 2008	By: /s/ C. DOUGLAS MITCHELL C. Douglas Mitchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement dated October 23, 2008 by and between Commerce Energy, Inc. and Ambit Energy, L.P. *
99.1
Information regarding the results of operation for the fiscal year ended July 31, 2008:  the responses to Question 3 to Part IV of the Company’s Form 12b-25 filed with the SEC on October 29, 2008 (Commission File No. 001-32239) are incorporated herein by reference.

99.2	Unaudited Pro Forma Financial Information.

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*  Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.